SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Balanced Fund DWS Dreman Mid Cap Value Fund DWS Dreman Small Cap Value Fund DWS Gold & Precious Metals Fund DWS Large Cap Value Fund DWS Technology Fund

The last sentence of the first paragraph of each Fund’s Summary Prospectus is deleted and replaced with the following:

The prospectus, dated March 1, 2011, supplemented June 3, 2011, and as may be further supplemented from time to time, and SAI, dated March 1, 2011, supplemented April 20, 2011, and as may be further supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Please Retain This Supplement for Future Reference

June 3, 2011
PROSTKR-91